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                                                                   Exhibit 10.34


                               Amendment No. 1 to the
                         Administrative Services Agreement
                                   by and between
               United States Satellite Broadcasting Company, Inc. and
                             Hubbard Broadcasting, Inc.




     This Amendment No. 1 is entered into effective July 1, 1998.

     WHEREAS, United States Satellite Broadcasting Company, Inc. ("USSB") and Hubbard Broadcasting, Inc. ("HBI") are parties to an Administrative Services Agreement ("Agreement") dated effective July 1, 1996; and

     WHEREAS, pursuant to paragraph 3 of the Agreement, the Audit Committee of the Board of Directors of USSB recommended to the Board of Directors, and the Board of Directors on September 4, 1997, authorized USSB to extend the Agreement for the period July 1, 1997 through June 30, 1998, at the Annual Administrative Services Fee of $1,251,805; and

     WHEREAS, HBI and USSB desire to again extend the term of the Agreement from July 1, 1998 through December 31, 1998, at the same Annual Administrative Services Fee rate previously approved by the Board.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. TERM. The Agreement is hereby extended for six (6) months and shall terminate at 11:59 p.m. on the 31st day of December, 1998.

     2.   COMPENSATION.   For the period July 1, 1998 through December 31, 1998,
the budgeted Annual Administrative Services Fee shall be $625,902.50.

     All other terms of the Agreement shall remain the same.


                         United States Satellite Broadcasting Company, Inc.


                         By:       /s/ Stanley E. Hubbard
                                   --------------------------------------------
                                   Stanley E. Hubbard
                         Its:      President


                         Hubbard Broadcasting, Inc.


                         By:       /s/ C. Thomas Newberry
                                   -------------------------------------------
                                   C. Thomas Newberry
                         Its:      Vice President/Controller